UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026 (May 12, 2026)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
     (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 12, 2026, Carriage Services, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). The matters presented for a vote and the related results are as follows:

PROPOSAL 1 - ELECTION OF DIRECTORS
Proposal 1 was the election of the nominees to serve as Class III directors for a three-year term expiring on the date of the 2029 annual meeting. The result of the vote was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Donald D. Patteson, Jr.	11,137,853	857,785	1,854,346
Douglas B. Meehan	11,336,853	658,825	1,854,346
Pursuant to the foregoing vote, each of Messrs. Patteson, Jr. and Meehan were duly elected as Class III directors.

PROPOSAL 2 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

Proposal 2 was to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors (the “Board”). The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,975,332	16,360	3,986	1,854,346
Pursuant to the foregoing vote, the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board did not receive the required affirmative vote of at least 80% of the Company’s outstanding shares entitled to vote.

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICERS’ COMPENSATION
Proposal 3 was to approve, on an advisory basis, our Named Executive Officers’ compensation, as disclosed in our Proxy Statement. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,879,875	104,954	10,849	1,854,346
Pursuant to the foregoing vote, the Named Executive Officer compensation, as disclosed in the Proxy Statement for the Company’s 2026 Annual Meeting, was approved on an advisory basis. The Board and the Compensation Committee will carefully consider the voting results when making future decisions regarding executive compensation.

PROPOSAL 4 - APPROVAL OF THE SECOND AMENDMENT TO THE COMPANY’S 2017 OMNIBUS INCENTIVE PLAN

Proposal 4 was the approval of the Second Amendment to the Company’s 2017 Omnibus Incentive Plan. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,138,408	5,843,510	13,760	1,854,346
Pursuant to the foregoing vote, the Second Amendment to the Company’s 2017 Omnibus Incentive Plan was approved.

PROPOSAL 5 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 5 was the ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,803,398	43,409	3,217	—

Pursuant to the foregoing vote, the appointment of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
The following are furnished as part of this Current Report on Form 8-K:

Exhibit	Description

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: May 14, 2026	By:	/s/ John Enwright
John Enwright
Senior Vice President, Chief Financial Officer and Treasurer